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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




         DATE OF REPORT (Date of earliest event reported): JULY 25, 2000



                             TOWER AUTOMOTIVE, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)



                  1-12733                              41-1746238
         (Commission File Number)         (I.R.S. Employer Identification No.)


                  4508 IDS CENTER, MINNEAPOLIS, MINNESOTA 55402
               (Address of Principal Executive Offices) (Zip Code)


                                 (612) 342-2310
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.      Other Events

     On July 25, 2000, the Registrant issued a press release disclosing the completion of its senior notes offering. A copy of this press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.



Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits

             Press release dated July 25, 2000 - Tower Automotive Announces Completion of Senior Notes Offering



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    TOWER AUTOMOTIVE, INC.



Date:  July 31, 2000            By:  /s/ Anthony A. Barone
                                     -------------------------------------------
                                Name:  Anthony A. Barone
                                Title: Vice President and Chief Financial
                                       Officer (Principal Accounting and
                                       Financial Officer)